Exhibit 10.1

AMENDMENT NO. 2
TO
AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
OF
K&M ASSOCIATES L.P.

This Amendment No. 2 (this "Amendment No. 2") to Amended and Restated Agreement of Limited Partnership of K&M Associates L.P., a Rhode Island limited partnership (the "Partnership"), is made on December 22, 2010, by and among Aimpar, Inc., a New York corporation, as sole general partner of the Partnership (the "General Partner"), and Ocean State Jewelry, Inc., a Delaware corporation, sole limited partner of the Partnership ( the "Limited Partner").

WHEREAS, the General Partner and the Limited Partner desire to amend the Amended and Restated Limited Partnership Agreement of K&M Associates L.P., dated as of April 1, 1995, by and among the General Partner and the Limited Partners (the "Limited Partnership Agreement"), as previously amended, extend the term of the Limited Partnership Agreement to December 31, 2020.

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements set forth herein, and intending to be legally bound hereby, the General Partner and the Limited Partner agree as follows:

1. Amendment to Section 5. Section 5 of the Limited Partnership Agreement is hereby amended by replacing the reference to December 31, 2010 with December 31, 2020.

2. Continued Effectiveness of Limited Partnership Agreement. Except as amended by this Amendment No. 2, as so amended, the Limited Partnership Agreement shall remain in full force and effect and shall be otherwise unaffected hereby.

3 Governing Law. This Amendment No. 2 shall be governed by and construed in accordance with the laws of the State of Rhode Island without giving effect to the principles of conflict of laws thereof that would require the application of any other law.

4 Enforceability. If any term or provision of this Amendment No. 2 is held by a court of competent jurisdiction or other authority to be invalid, illegal or unenforceable, the remainder of the terms and provisions of this Amendment No. 2 shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

5 Counterparts. This Amendment No. 2 may be executed in separate counterparts, each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

[Signature Page To Follow]

IN WITNESS WHEREOF, this Amendment No. 2 has been executed as of the day and year first above written.

GENERAL PARTNER: AIMPAR, INC.

/s/ Richard G. Marcus
Name: Richard G. Marcus
Title: President

LIMITED PARTNER:

OCEAN STATE JEWELRY, INC.

/s/ Richard G. Marcus
Name: Richard G. Marcus
Title: President